Exhibit 10.1

AMENDMENT NO. 3 TO
INVESTMENT ADVISORY MANAGEMENT AGREEMENT
BETWEEN
BLACKHAWK CAPITAL GROUP BDC, INC.
AND
BARAK ASSET MANAGEMENT, LLC

Amendment No. 3 dated November 23, 2010 ("Amendment") to Investment Advisory Management Agreement dated October 31, 2006, by and between BLACKHAWK CAPITAL GROUP BDC, INC., a Delaware corporation (the "Corporation"), and BARAK ASSET MANAGEMENT, LLC, a Delaware limited liability corporation (the "Investment Manager" or "Adviser").

WHEREAS, the Corporation is a business development company ("BDC") regulated under the Investment Company Act of 1940, as amended (the "Investment Company Act");

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

WHEREAS, on October 31, 2006 the Corporation and Adviser entered into the Investment Advisory Management Agreement ("Original Advisory Agreement");

WHEREAS, on October 31, 2007 the Corporation and Adviser extended the Original Advisory Agreement for one year to October 31, 2008;

WHEREAS, on October 31, 2008, the Corporation and Adviser extended the Original Advisory Agreement to October 31, 2009;

WHEREAS, on October 31, 2009, the Corporation and Adviser extended the Original Advisory Agreement to October 31, 2010; and

WHEREAS, the Corporation and Adviser wish to amend the Original Advisory Agreement to extend the term of the Original Advisory Agreement one year until October 31, 2011, and.

NOW, THEREFORE, in the consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.            Extension of Term of Original Advisory Agreement.  Section 10 of the Original Advisory Agreement is amended by adding the following sentence at the end of the first paragraph of Section 10:  "The term of this Agreement is extended until October 31, 2011."

Except as amended by this Agreement, all of the provisions of the Original Advisory Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

BLACKHAWK CAPITAL GROUP BDC, INC.

By:	/s/ Craig A .Zabala
	Name:	Dr. Craig A. Zabala
	Title:	President and Chief Executive Officer

BARAK ASSET MANAGEMENT, LLC

By:	/s/ Sharon D. Highland
	Name:	Sharon D. Highland
	Title:	President